EXHIBIT 31.1

SECTION 302 CERTIFICATION PURSUANT TO SARBANES-OXLEY ACT OF 2002

I, Alfred M. Schiffrin, do hereby certify that:

1. I have reviewed this Quarterly Report of Renewable Assets, Inc. (the "Company") on Form 10-QSB, and;

2. Based on my knowledge, this Report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this Report, and;

3. Based on my knowledge, the financial statements, and other financial information included in this Report, fairly present in all material respects the financial condition, the results of operations and the cash flows of the Company as of, and for, the period presented in this Report, and;

4. I am responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15{e} and 15d-15{e}) for the Company and have:

     (a) designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed, to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to me by others within those entities, particularly during the period for which this Report is being prepared, and;

     (b) evaluated the effectiveness of the Company's disclosure controls and procedures and presented in this Report my conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this Report based on such evaluation, and;

     (c) disclosed in this Report any changes in the Company's internal control over financial reporting that occurred during the Company's most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Company's internal control over financial reporting, and;

5. I have disclosed, based on my most recent evaluation, to the Company's auditors and the audit committee of the Company's board of directors (or persons performing the equivalent functions):

     (a) all significant deficiencies in the design or operation of internal controls over financial reporting which are reasonably likely to adversely affect the Company's ability to record, process, summarize and report financial information, and;

     (b) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal control over financial reporting.


                                    /s/ ALFRED M. SCHIFFRIN
                                    --------------------------------------------
                                    Alfred M. Schiffrin, Chief Executive Officer
                                    and Chief Financial Officer

August 15, 2006

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